SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                               Nimbus Group, Inc.
                               ------------------
                (Name of Registrant as Specified In Its Charter)


            -------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.
[ ]     Fee  computed  on  table  below  per Exchange Act Rules 14a-6(I)(4) and
        0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  previously  paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                               NIMBUS GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 31, 2004

To  the  Stockholders  of  Nimbus  Group,  Inc.:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Annual Meeting") of Nimbus Group, Inc., a Florida corporation (the "Company"), will be held at, 2875 NE 191st Street suite 501 Aventura, FL. 33180 on Wednesday, March 31, 2004 at 10:00 a.m., E.S.T., for the following purposes:

     1. To elect two individuals to serve as Class I members to the Company's Board of Directors to hold office until the Company's annual meeting of stockholders to be held in 2006 and until their successors are duly elected and qualified;

     2. To amend the Company's articles of incorporation to change its name to Taylor Madison Corp.;

     3. To ratify the appointment of DeMeo, Young, McGrath as independent auditors of the Company for the fiscal year ending June 30, 2004;

     4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on February 24, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD'S NOMINEES TO SERVE AS DIRECTORS, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

                              By Order of the Board of Directors

                              /s/ Dr. Michael Wellikoff
                              Chairman of the Board

March 4, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                               NIMBUS GROUP, INC.
                        2875 NORTHEAST 191ST STREET, PH 2
                             AVENTURA, FLORIDA 33180
                        --------------------------------

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                 MARCH 31, 2004
                        --------------------------------


                                  INTRODUCTION


     The accompanying proxy is solicited by the Board of Directors of Nimbus Group, Inc. (the "Company," "we", "us" and similar terms) to be voted at the Annual Meeting of Stockholders to be held 2875 NE 191st Street suite 501 Aventura, FL. 33180, on Wednesday, March 31, 2004 at 10:00 a.m., E.S.T. (the "Annual Meeting"), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specifications are indicated, the shares will be voted in accordance with the recommendation of the Board with respect to each matter submitted to the Company's stockholders for approval. Abstentions and broker non-votes will not be voted, but will be counted for determining the presence of a quorum.

     The cost of preparing and mailing the enclosed proxy materials, which is estimated to be approximately $25,000, will be borne by the Company. The Company may use the services of its officers and employees (who will receive no additional compensation) to solicit proxies. In addition to the use of the mails, proxies may be solicited by telephone, mailgram, facsimile, telegraph, cable and personal interview. The Company intends to request banks and brokers holding shares of the Company's common stock to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their out-of-pocket expenses. The Company may also retain the services of a solicitation firm to aid in the solicitation of proxies. If it does so, the Company will pay the fees and expenses of such firm.

     A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the offices of the Company for a period of at least ten days preceding the Annual Meeting.

                          VOTING AT THE ANNUAL MEETING

     The shares entitled to vote at the Annual Meeting consist of shares of the Company's common stock (the "Common Stock"), with each share entitling the holder to one vote. At the close of business on February 24,, 2004, the record date for the Annual Meeting, there were issued and outstanding 7,688,889 shares of the Company's Common Stock. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about March 4, 2004.

     Each proxy that is properly signed and received prior to the Annual Meeting will, unless revoked, be voted in accordance with the instructions on such proxy. If no instruction is indicated, the shares will be voted FOR the election of the nominees for director listed in this proxy statement; FOR the amendment to the Company's articles of incorporation; FOR ratification of the appointment of DeMeo, Young, McGrath; and FOR the approval of such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof. A stockholder who has given a proxy may revoke such proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation or duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person.

     A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of the Company's common stock, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions as shares of common stock that are present and entitled to vote for purposes of determining the presence of a quorum.

     The two nominees for director shall be elected as Class I directors of the Company if they receive the affirmative vote of a majority of the shareholders of common stock present in person or represented by proxy at the Annual Meeting. The amendment to the articles of incorporation must be approved by a plurality of votes cast in person or represented by proxy at the Annual Meeting. The vote required for ratification of DeMeo, Young, McGrath as our independent auditors for the fiscal year ending June 30, 2004 is the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. For purposes of determining stockholder approval of such proposals, abstentions will be treated as shares of common stock voted against adoption of such proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding the beneficial ownership of shares of common stock as of February 24, 2004 by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors,
(iii) each of the Company's executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, each person has sole investment and voting power with respect to all shares shown as beneficially owned.

     Unless otherwise indicated the address of each beneficial owner is 2875 Northeast 191st Street, PH 2, Aventura, Florida 33180.

                                       Common  Shares
                                       --------------
                                    Beneficially  owned
                                    -------------------
Name  of  Beneficial  Owner     Number          Percentage
---------------------------     ------          ----------

Lucien  Lallouz  (1)            371,000            4.9%
Michael  Wellikoff  (2)         401,000            5.0%
Jonathan  Geller                  2,000              *
Marcos  Lencovski  (3)          330,000            4.2%
Executive officers
and directors as
a group (3 persons)           1,104,000           14.1%

(1) Represents 371,000 shares of common stock underlying options exercisable at $.08 per share.
(2) Includes 371,000 shares of common stock underlying options exercisable at $.08 per share.
(3)     Class  I  director  nominee
*     Represents  less  than  1%  of  the  outstanding  shares  of  the Company.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

NOMINEES  AND  DIRECTORS
------------------------

     Two Class I directors will be elected at the Annual Meeting. The nominees for Class I director, if elected, will serve until the annual meeting of stockholders to be held in 2006 and until his successor is duly elected and qualified. Our Bylaws currently authorize a Board consisting of not less than three nor more than twelve persons, and our Board currently provides for eight directors.

     Our Board is divided into three classes of directors serving staggered three-year terms. As a result, one-third of the Board will be elected each year. These provisions, together with provisions of our articles of incorporation and by-laws, allow the Board to fill vacancies or increase its size, and may deter or hinder a shareholder from removing incumbent directors and filling such vacancies with its own nominees in order to gain control of the Board.

Jonathan Geller is the only current Class I director. His term expires at this Annual Meeting. Dr. Wellikoff currently serves as a Class II director whose term expires at the 2004 annual meeting of shareholders. Mr. Lallouz serves as Class III director whose term expires at the 2005 annual meeting of shareholders.

     All nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named nominees. In case any of the nominees become unavailable for election to the Board of Directors, which is not anticipated, the persons named as proxies shall have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. Vacancies on the Board may be filled by the remaining director or directors, even though less than a quorum, for the unexpired term of such vacant position.

     The  following  persons  have  been  nominated for election to the Board of
Directors:

Name                   Age     Current  Position
----                   ---     -----------------

Jonathan  Geller       27      Director
Marcos  Lenkovski      45      Director  Nominee

BUSINESS  EXPERIENCE
--------------------

     JONATHAN GELLER has been a Class I director since October 1999. From October 1999 through January 2003, Mr. Geller was our Vice-President and Chief Technology Officer. Mr. Geller remains active on the Board and is presently pursuing a new venture within the agriculture sector in Peru. Mr. Geller was co-founder of Jackpot S.A, Lima Peru, a privately owned Company specializing in the development of Web pages, providing high bandwidth Internet connections and custom Web applications. From January 1998 until September 1999, Mr. Geller served as Jackpot's Chief Executive Officer. From January 1994 until December 1997, Mr. Geller attended college at North Carolina State University where he graduated with a degree in Industrial Engineering.

     Marcos Lenkovski has over 20 years experience in the cosmetics and fragrance distribution business. For the past 10 years, he has been president of Natalie Wholesale, an international distributor of fragrance s. Prior to that, Mr. Lencovski was employed by Colgate Palmolive. He later served as national sales manager for La Plume, a wholesaler of major fragrance brands. Mr. Lencovski then joined STC Trading, a subsidiary of Quality King. Mr. Lencovski holds an engineering degree from the University of Lima, Peru and a masters degree in industrial management from the State University of New York.

The  remaining  persons  currently  serve  on  the  Board  of  Directors:

     DR. MICHAEL WELLIKOFF was appointed Chairman and Class II director March 31, 2003 and Interim Financial Officer on September 1, 2003. He had been engaged in private dental practice for 32 years with an emphasis on cosmetic restorative dentistry. Prior to his private practice, Dr. Wellikoff was a Captain in the United States Air Force having served with the 6550th USAF Hospital in support of Manned Space Flight Operations for Apollo flights VIII through XIII. Dr. Wellikoff holds a Bachelor of Science in Biology from the State University of New York at Binghamton and a Doctor of Dental Medicine from Tufts University. Dr. Wellikoff is a member of the American Dental Association and the Florida Dental Association.

     LUCIEN LALLOUZ has been a Class III director since May 22, 2003 and was named president and interim Chief Executive Officer on May 22, 2003, effective April 1, 2003 Mr. Lallouz previously served as the Company's Sr. Vice President from June 1999 to June 2001. From June 2001 to April 2003, Mr. Lallouz was Sr. Vice President of Business Development for ECOMV, the parent Company of Perfumania.com. He has been involved in the fragrance and cosmetics industry for more than 30 years. He has created consumer products for major brands worldwide. From 1988 to 1992 he served as President and CEO of Creative Fragrances, Inc., a Canadian Company that created and marketed worldwide celebrity fragrances.

INFORMATION  CONCERNING  THE  BOARD  OF  DIRECTORS
--------------------------------------------------

     During the year ended June 30, 2003 the Company's Board of Directors held 6 meetings. Each member of the Board participated in each action of the Board.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS
-----------------------------------------

     The audit committee for fiscal year ended June 30, 2003 consisted of Dr. Wellikoff. If elected to serve on the Board, Messrs. Geller and Lenkovski will join Dr. Wellikoff on the audit committee. Messrs. Geller and Lenkovski will qualify as "independent directors" as defined by the American Stock Exchange
Section 121A of the American Stock Exchange Company Guide qualifies as a "financial expert" as defined in Section 121B(b)(i).The audit committee reviews the professional services provided by our independent auditors, the independence of our auditors from our management, our annual financial statements and our system of internal accounting controls. The audit committee also reviews other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention.

     The Company did not have a formal compensation committee during fiscal year ended June 30, 2003. The Board of Directors, acting as a compensation committee, meet to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

     The Company does not have a nominating committee. The Board of Directors, acting as a nominating committee, recommends candidates who will be nominated as management's slate of directors at each annual meeting of stockholders.

SECTION  16(a)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE
------------------------------------------------------------

     Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, and reports, furnished to the Company for the fiscal year ended June 30, 2003, certain number of the Company's directors, officers, or stockholders beneficially owning more than 10% of any class of equity securities of the Company, failed to file any necessary forms under Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

LITIGATION
----------

     The  Company  is  not  a  party  to any material pending legal proceedings.

EXECUTIVE  COMPENSATION
-----------------------

     The following table sets forth information with respect to all compensation paid or earned for services rendered to the Company during the transition period by our Chief Executive Officer and our three other most highly compensated executive officers whose aggregate annual compensation exceeded $100,000 and who were executive officers of the Company at June 30, 2003 (all of the individuals named in the following table are collectively defined as the "Named Executive Officers"). We do not have a pension plan or a long-term incentive plan, have not issued any restricted stock awards and have not granted any stock appreciation rights as of this date. We have granted stock options. See "Option Grants and Holdings" and "Employee Benefit Plan."


SUMMARY COMPENSATION TABLE
--------------------------


                                                                   SECURITIES
NAME AND PRINCIPAL       TRANSITION   COMPENSATION                 UNDERLYING        ALL OTHER
     POSITION              PERIOD      SALARY ($)      BONUS ($)    OPTIONS(#)(1)  COMPENSATION($)
-----------------------  ----------  --------------  ------------  -------------  ---------------
Lucien Lallouz             2003      $    75,000(2)  $  25,970(3)     371,000(3)         ---
Chief Executive Officer

See "Option Grants and Holdings" below for a description of such executive officers' options.
(1)  $30,000  is  deferred.
(2) Received options as an inducement for entering into employment contract with the Company. Options are exercisable at $.08 per share which is approximately 114% of the closing trading price of the Company's common stock on April 1, 2003 ($.07). Value of bonus determined by market value of common stock as of April 1, 2003 closing trading price.

OPTION  GRANTS  AND  HOLDINGS
-----------------------------

     During the transition period ended June 30, 2003 and effective April 1, 2003 the Company issued options to purchase 371,000 shares of common stock exercisable at $.08 per share (approximately 114% of the closing price of the Company's common stock on April 1, 2003) to Lucien Lallouz, Chief Executive Officer and director as an inducement to serve in those capacities.

     During the transition period ended June 30, 2003 and effective April 1, 2003 the Company issued options to purchase 371,000 shares of common stock exercisable at $.08 per share (approximately 114% of the closing price of the Company's common stock on April 1, 2003) to Michael B. Wellikoff, Chairman, as an inducement to serve in that capacity.

AGGREGATED  OPTION  EXERCISES  AND  FISCAL  YEAR-END  OPTION  VALUE  TABLE.
---------------------------------------------------------------------------

     The following table provides certain summary information concerning stock options held as of June 30, 2003 by named executive officers. No options have been exercised as of June 30, 2003 by any of the officers. The value of unexercised in-the-money options at June 30, 2003 is based on the value of our common shares on June 30, 2003 ($.14 per share).


                 Number of Securities Underlying    Value of Unexercised in-the-money
 Name          Unexercised Options at June 30, 2003     Options at June 30, 2003
 ----         ------------------------------------ -------------------------------
                EXERCISABLE       UNEXERCISABLE    EXERCISABLE       UNEXERCISABLE
                -----------       -------------   ------------       -------------
Lucien Lallouz    371,000              0           $  51,940              0


OPTION  GRANTS  IN  LAST  FISCAL  YEAR
--------------------------------------

The following table sets forth information regarding the grant of stock options to the Named Executive Officers during the transition period ended June 30, 2003:



                                    %  of  Total  Options  Granted
                 # of Securities       to Employees in Granted
Name            Underlying Options        Transition Period         Exercise Price      Expiration Date
--------------  ------------------     ------------------------     ---------------     ---------------
Lucien Lallouz       371,000                     50%                    $ .08            April 1, 2008


EMPLOYEE  BENEFIT  PLANS
------------------------

Stock  Option  Plan

     In  November  2001,  the  shareholders  approved an amendment to the Option
Plan, to (1) increase the number of shares reserved for issuance under the Option Plan from 2,442,857 shares of Common Stock to 4,442,857 shares of Common Stock and (2) effect various additional modifications to the Option Plan, including (a) the removal in its entirety of Section 13 of the Option Plan, entitled "Redemption of Shares by the Company," (b) the removal in its entirety of Section 18 of the Option Plan, entitled "Information for Optionees," (c) the addition to Section 17 of the Option Plan, entitled "Amendment and Termination of the Plan" of a fixed date of termination for the Option Plan, (d) the replacement of language in Section 3 of the Option Plan, entitled "Number of Shares Available For Options," to change the current pool of stock available for issuance as options under the Option Plan from fifteen percent (15%) of the issued and outstanding shares to 4,442,857 shares, and (e) approval and adoption of the Nimbus Group, Inc. 2001 Amended and Restated Stock Option Plan (the "Amended Option Plan"). Shares covered by any option granted under the Option Plan, which expires unexercised, become available again for grant under the Amended Option Plan. As of June 30, 2003, options to purchase 742,000 common shares were outstanding.

Simple  IRA  Plan

     In  February  2003,  the  Company  cancelled  its  SIMPLE  IRA  Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
------------------------------------------------------------------

     The following table provides information as of June 30, 2003 about the Company's common stock that may be issued upon the exercise of options granted to employees or members of the Board of Directors under all of the Company's existing equity compensation plans.



                                                                                    Number of securities
                                                                                    remaining available
                                                                                    for future issuance
                                                                                       under equity
                             Number of securities                                      compensation
                              to be issued upon              Weighted-average        plans [excluding
                               exercise of                   exercise price of     securities reflected
Plan Category                outstanding options            outstanding options      in 1st column]
Equity compensation plans
approved by security holders       742,000                          .08                 3,700,857

Equity compensation plans
not approved by security holders     None                            N/A                  None

Total                              742,000                                              3,700,857

EXECUTIVE EMPLOYMENT AGREEMENTS AND CONSULTING AGREEMENTS
---------------------------------------------------------

LUCIEN  LALLOUZ,  CHIEF  EXECUTIVE  OFFICER.

     On May 22, 2003 the Company entered into a five year employment agreement, effective April 1, 2003, with Lucien Lallouz, under which Mr. Lallouz shall serve as Chief Executive Officer of the Company. Under the terms of the agreement Mr. Lallouz shall receive an annual base salary of $280,000, subject to annual 10% increase at the discretion of the board of directors. In addition, the Company issued options to purchase 371,000 shares of common stock exercisable at $.08 per share (approximately 114% of the closing price of the Company's common stock on April 1, 2003) to Lucien Lallouz, as an inducement for Mr. Lallouz to enter into the employment agreement. The agreement is automatically renewable for successive 2 year terms. Under the agreement, Mr. Lallouz is entitled to health benefits and coverage and is entitled to participate in any Company incentive plan. The agreement also entitles Mr. Lallouz to reimbursement for all reasonably incurred business expenses, including travel. Under the agreement Mr. Lallouz is entitled to 6 weeks of vacation, including federal holidays. In the instance that Mr. Lallouz is terminated without cause, he shall be entitled to 2.5 years base salary, payable over the 12 months immediately following the date of termination. In the event of change of control in the Company, Mr. Lallouz shall be entitled to a lump sum payment of 250% of his prevailing base salary.

DR.  MICHAEL  WELLIKOFF,  CHAIRMAN  AND  INTERIM  CHIEF  FINANCIAL  OFFICER.

     On September 1, 2003, effective July 1, 2003, the Company entered into a three year employment agreement with Dr. Michael Wellikoff, under which Dr. Wellikoff shall serve as Chief Financial Officer of the Company. Under the terms of the agreement Dr. Wellikoff shall receive an annual salary of $180,000, subject to annual 10% increase at the discretion of the board of directors. Under the agreement, Dr. Wellikoff is entitled to health benefits and coverage and is entitled to participate in any Company incentive plan. The agreement also entitles Dr. Wellikoff to reimbursement for all reasonably incurred business expenses, including travel. In addition, on March 31, 2003 (under a separate agreement) the Company issued options to purchase 371,000 shares of common stock exercisable at $.08 per share (approximately 114% of the closing price of the Company's common stock on April 1, 2003) to Dr. Wellikoff, as an inducement for Dr. Wellikoff to serve as Chairman of the Company. The agreement also entitles Dr. Wellikoff to reimbursement for all reasonably incurred business expenses, including travel. Under the agreement Dr. Wellikoff is entitled to 6 weeks of vacation, including federal holidays. In the instance that Dr. Wellikoff is terminated without cause, he shall be entitled to 2.5 years base salary, payable over the 12 months immediately following the date of termination. In the event of change of control in the Company, Dr. Wellikoff shall be entitled to a lump sum payment of 250% of his prevailing base salary.

JACK  A.  SMITH,  CONSULTANT.

     During October 2003, the Company entered into a three year business consulting agreement with Jack Smith, under which Mr. Smith shall act as a business consultant for the Company and provide advice on licensing, retail, marketing and general business issues. The Company issued options to purchase 371,000 shares of common stock exercisable at $.18 per share (approximately 113% of the closing price of the Company's common stock on October 27, 2003) to Jack Smith, as an inducement for Mr. Smith to enter into a consulting agreement with the Company.

DIRECTOR  COMPENSATION
----------------------

     Independent directors receive options to purchase 5,000 Common Shares per year for their services as directors, and are reimbursed for their reasonable expenses for attending our Board and Board committee meetings. Directors' compensation is paid at the end of each year. The exercise price of the options which form part of the compensation paid to directors will be based on the market value at the time the options are granted.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS
--------------------------------------------------

     Effective May 19, 2003, the Company acquired certain development and licensing rights from Omniscent Corp. The purchase price of the development and license rights is payable at the option of the Company by either (1) up to 2,500,000 shares of preferred convertible stock or (2) a cash payment of $500,000. The Company has not determined whether to issue Omniscent Corp. preferred stock or make the cash payment. If the Company determines to issue the preferred shares, such designation for the preferred shares shall include the right of the holder to convert the shares on a one to one basis for shares of common stock, but in no event may the preferred shares be converted into more than 19.9% of the Company's issued and outstanding common stock, unless prior shareholder approval is received.

     Effective May 20, 2003, we entered into a licensing agreement with Victory International USA LLC to distribute its Cara Mia Cosmetics brand worldwide. Anil Monga is the principal shareholder of Victory International and is also a shareholder of the Company.

     On September 1, 2003 Omniscent Corp. loaned the Company $30,000, which is an interest free loan due on demand. The Company also sold Omniscent Corp., 305,610 shares of the common stock of the corporation for $50,000 at $.016 per share which is approximately 115% of the closing trading price of the Company's common stock on September 1, 2003.

APPROVAL OF PROPOSAL 1
----------------------

     The two nominees for director that receive the greatest number of votes cast in person or by proxy at the Annual Meeting shall be elected as directors of the Company.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE DIRECTOR NOMINEES.

                          COMPENSATION COMMITTEE REPORT

     The report of the Compensation Committee of the Board with respect to compensation in the six month transition period ended June 30, 2003 is as follows:

COMPENSATION  PHILOSOPHY
------------------------

     The overall policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each executive officer's compensation contingent upon the Company's performance as well as upon the officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of two primary elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at companies within and outside the industry with which the Company competes for executive talent and (ii) long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and the Company's shareholders. As an executive officer's total compensation be dependent upon Company performance and stock price appreciation than upon base salary.

COMPONENTS  OF  COMPENSATION
----------------------------

     The principal components of executive officer compensation are generally as follows:

     - BASE SALARY. With respect to Mr. Lallouz and Dr. Wellikoff, their base salary is fixed in accordance with the terms of their respective employment agreements. See "Employment Agreements".

     - LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through stock option grants and other stock-based awards under the Company's 2001 Amended and Restated Stock Option Plan. Awards under 2001 Amended and Restated Stock Option Plan are designed to further align the interests of each executive officer with those of the shareholders and to provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company's business.

COMPLIANCE  WITH  INTERNAL  REVENUE  CODE  SECTION  162(M)
----------------------------------------------------------

     Section 162 (m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exemptions to Section 162(m) apply with respect to "qualified performance-based compensation." The Company is currently monitoring the applicability of Section 162(m) to its ongoing compensation arrangements. The Company does not expect that amounts of compensation paid to its executive officers will fail to be deductible by reason of Section 162 (m).

                                               BOARD OF DIRECTORS
                                               SITTING AS COMPENSATION COMMITTEE

                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee discussed with Company's independent auditors the overall scope and plans for their respective audit. The Audit Committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     The Company's independent accountants also provided to the Audit Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accountants' independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Transition Report on Form 10-K for the transition period ended June 30, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                                     /s/ Dr.  Michael  Wellikoff

                                   PROPOSAL 2

                    APPROVAL OF AMENDMENT TO THE ARTICLES OF
                   INCORPORATION TO CHANGE THE COMPANY'S NAME

GENERAL
-------

     The Board of Directors approved a proposal to amend the Company's articles of incorporation to change the Company's name to Taylor Madison Corp. The board further decreed that the proposal be submitted to the stockholders with the recommendation that the amendment be approved. If Proposal 2 is approved, the Company's corporate name will be Taylor Madison Corp. The text of the proposed amendment is set forth in Appendix A attached to this proxy statement.

REASONS  FOR  THE  AMENDMENT
----------------------------

     The Board of Directors has proposed the articles of amendment to change the Company's corporate name because it believes the new name is more synonymous with its current operations.

APPROVAL  OF  PROPOSAL  2
-------------------------

     The amendment to the articles of incorporation must be approved by a plurality of the votes cast at the special meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO
  THE COMPANY'S ARTICLES OF INCORPORATION CHANGING THE COMPANY'S NAME TO TAYLOR
                                  MADISON CORP.

                                   PROPOSAL 3

                      PROPOSAL TO RATIFY THE APPOINTMENT OF
          DEMEO, YOUNG, MCGRATH AS INDEPENDENT AUDITORS OF THE COMPANY
                    FOR THE FISCAL YEAR ENDING JUNE 30, 2004

     At the Annual Meeting, stockholders will be requested to ratify the Board of Directors' engagement of DeMeo, Young, McGrath for the fiscal year ending June 30, 2004.

FEES  TO  AUDITORS
------------------

     AUDIT FEES: The aggregate fees, including expenses, billed by DeMeo, Young, McGrath in connection with the audit of the Company's consolidated financial statements for the most recent fiscal year and for the review of the Company's financial information included in its Transition Report on Form 10-K and its quarterly reports on Form 10-K during the six month transition ended June 30, 2003 was $10,000.00.

     AUDIT RELATED FEES: The aggregate fees, including expenses, billed by DeMeo, Young, McGrath for services reasonably related to the audit for the transition period were $200.00

     ALL OTHER FEES: The aggregate fees, including expenses, billed for all other services rendered to the Company by DeMeo, Young, McGrath during fiscal year ended June 30, 2003 was $10,200. These non-audit fees relate to corporate compliance and SEC compliance services performed for the Company.

GENERAL
-------

     It is not expected that representatives of DeMeo, Young, McGrath will be present at the Annual Meeting. Although the Board of Directors of the Company is submitting the appointment of DeMeo, Young, McGrath for shareholder ratification it reserves the right to change the selection of DeMeo, Young, McGrath as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder ratification. If the appointment is not ratified, our Board will consider whether it should select other independent auditors.

CHANGE  IN  INDEPENDENT  ACCOUNTANT
-----------------------------------

     During November 2002, the Board dismissed Deloitte & Touche LLP ("D&T") as the independent certified public accountants of the Company. D&T has previously audited our consolidated financial statements for the fiscal years ended December 31, 2001, 2000 and 1999 ("Prior Fiscal Years"). Their reports on such consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, but included uncertainty paragraphs for the Prior Fiscal Years relating to our ability to continue as a "going concern".

     In connection with its audits of our financial statements for the Prior Fiscal Years and through November 21, 2002, we had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of the Prior Fiscal Years and through November 21, 2002. Further, in connection with the audits of our financial statements of the Prior Fiscal Years and through November 21, 2002, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

     Our Board met and reviewed the qualifications of several potential applicants and chose Berkovits, Lago & Company, LLP ("BLC") as the successor independent certified public accounting firm to be engaged effective November 21, 2002, and was approved by our shareholders on December 3, 2002.

     On August 6, 2003, the Board dismissed BLC as the independent certified public accountants of the Company. BLC has previously audited our consolidated financial statements for the fiscal year ended December 31, 2002. Their reports on such consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, but included uncertainty paragraphs for the fiscal year ended December 31, 2002 relating to our ability to continue as a "going concern." In connection with its audit of our financial statements for the fiscal year ended December 31, 2002 and through August 6, 2003, we had no disagreements with BLC on any matter of accounting principles or practices, final statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BLC, would have caused BLC to make a reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements of the fiscal year ended December 31, 2002 through August 6, 2003. Further, in connection with the audits of our financial statements of the fiscal year ended December 31, 2002 and through August 6, 2003, there were no "reportable events" within the meaning of
Item  304(a)(1)(v)  of  the Securities and Exchange Commission's Regulation S-K.

     Effective August 6, 2003, our Board engaged Rachlin, Cohen & Holtz LLP ("RCH") as the successor independent certified public accounting firm to be engaged effective August 6, 2003. However, on October 15, 2003, our Board met and decided to dismiss RCH as the independent certified public accountants of the Company. RCH, from its date of engagement through its dismissal, did not provide any report on the financial statements of our Company. From August 6, 2003 and through the date of dismissal, there were no disagreements with RCH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RCH would have caused them to make reference thereto in their report on the financial statements for such period. From August 6, 2003 through the date of dismissal, the Company had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     On November 12, 2003, the Board chose to appoint DeMeo, Young, McGrath as the successor independent certified public accounting firm to be engaged to serve as the Company's independent certified public accountants.

APPROVAL  OF  PROPOSAL3
-----------------------

     The approval of Proposal 3 by the stockholders requires that the votes cast favoring Proposal 3 exceed the votes cast opposing Proposal 3.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF DEMEO, YOUNG, MCGRATH AS INDEPENDENT AUDITORS OF THE COMPANY
                    FOR THE FISCAL YEAR ENDING JUNE 30, 2004

                    INTEREST OF CERTAIN PERSONS IN OPPOSITION
                           TO MATTERS TO BE ACTED UPON

     Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the annual meeting of stockholders to be held in 2004 must be received by the Company no later than June 30, 2004, in order to have them included in the proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                              ACCOMPANYING REPORTS

     The Company's Transition Report on Form 10-K (without exhibits), for the six month transition period ended June 30, 2003, and the Company's Quarterly
Report on Form 10-Q (without exhibits), including unaudited consolidated financial statements as at and for the three and six months ended December 31, 2003, accompany this proxy statement. The exhibits are available without charge to stockholders upon request to Chief Financial Officer, Nimbus Group, Inc.,
2875  Northeast  191st  Street,  PH  2,  Aventura,  Florida  33180.

                                                     /s/ Dr.  Michael  Wellikoff
                                                      Chairman  of  the  Board

                               NIMBUS GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 31, 2004

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED

     The undersigned hereby appoints Dr. Michael Wellikoff proxy with power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on February 24,, 2004 at the Annual Meeting of Stockholders to be held at 2875 Northeast 191st Street, Suite 501, Aventura, FL 33180 on Wednesday, March 31, 2004 at 10:00 a.m., EST., and at all adjournments thereof, with all powers the undersigned would possess if personally present. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

1.   Election  of  Class  I  Directors

Nominees:  Jonathan  Geller  and  Marcos  Lencovski.

[ ]  FOR  all  nominees     [ ]  WITHHOLD  AUTHORITY     [ ]  FOR  all nominees,
                                                       except  as  noted  below:

                                                           Nominee  exception(s)

2. Proposal to amend the Company's articles of incorporation to change its corporate name to Taylor Madison Corp.

[ ]  FOR                    [ ]  AGAINST                 [ ]  ABSTAIN

3. Proposal to ratify the Company's appointment of DeMeo, Young, McGrath as independent auditors of the Company for the fiscal year ending June 30, 2004.

[ ]  FOR                    [ ]  AGAINST                 [ ]  ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

DATED:                         ---------------------------------------
                              (Signature)

                               ---------------------------------------
                              (Signature  if  jointly  held)

                               ---------------------------------------
                              (Printed  name(s))

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      IN THE ENCLOSED ENVELOPE.  THANK YOU.